THE LIFE INSURANCE COMPANY OF VIRGINIA
                       Supplement dated March 31, 1998 To
                          Prospectus Dated May 1, 1997
                       To Separate Accounts II, III and 4


     The prospectuses for the above referenced Separate Accounts are hereby supplemented with the following information. This Supplement should be retained with your prospectus for future reference.


         Life of Virginia is a member of the Insurance Marketplace Standards Association (IMSA). Life of Virginia may use the IMSA membership logo and language in its advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                               Richmond, VA 23230